Exhibit 10.1

AGREEMENT

This AGREEMENT (the “Agreement”) is made and entered into as of this 13th day of November, 2008 by and among BEHRINGER HARVARD REIT I, INC., a Maryland corporation (“BH REIT”), BEHRINGER HARVARD OPERATING PARTNERSHIP I LP, a Texas limited partnership (“BH OP”), BEHRINGER ADVISORS, LLC, a Texas limited liability company (“Advisor”), HPT MANAGEMENT SERVICES LP, a Texas limited partnership (the “Manager”) and BEHRINGER HARVARD TIC MANAGEMENT SERVICES LP, a Texas limited partnership (the “TIC Manager,” and together with BH REIT, BH OP, Advisor and Manager, the “Parties”).

WHEREAS, BH REIT, BH OP and Manager previously entered into that certain Fifth Amended and Restated Property Management and Leasing Agreement dated May 15, 2008, as amended by the First Amendment to the Fifth Amended and Restated Property Management and Leasing Agreement dated June 25, 2008 and the Second Amendment to the Fifth Amended and Restated Property Management and Leasing Agreement dated August 13, 2008 and as partially assigned under the Property Management and Leasing Agreement Transfer dated April 1, 2008 (as amended and assigned, the “PM Agreement”).

WHEREAS, BH REIT and the Advisor previously entered into that certain Fifth Amended and Restated Property Management and Leasing Agreement dated December 29, 2006, as amended by the First Amendment to the Fifth Amended and Restated Property Management and Leasing Agreement dated June 25, 2008 and as partially assigned under the Assignment of Advisory Management Agreement dated September 27, 2007 (as amended and assigned, the “AM Agreement”).

WHEREAS, BH OP owns tenant-in-common interests in various properties (the “TIC Properties”) that are subject to tenant-in-common agreements that set forth property management and asset management fees to be paid to TIC Manager.

WHEREAS, the Parties desire to enter this Agreement to clarify when property management fees are payable for the TIC Properties to the Manager under the PM Agreement and when advisory management fees are payable for the TIC Properties to the Advisor under the AM Agreement.

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound hereby, do hereby agree, as follows:

1.                                      Property Management Fees.  For any and all TIC Properties wholly owned directly or indirectly by BH REIT as listed on Exhibit A (as may be amended from time to time), the TIC Properties shall operate under the PM Agreement and pay all applicable fees according to the terms of the PM Agreement.

2.                                      Advisory Management Fees.  For any and all TIC Properties wholly owned directly or indirectly by BH REIT as listed on Exhibit A (as may be amended from time to time), the TIC Properties shall operate under the AM Agreement and pay all applicable fees according to the terms of the AM Agreement.

3.                                      Effective Date.  The Parties agree that this Agreement is effective as of January 1, 2008.

4.                                      Continuing Effect.  Except as otherwise set forth in this Agreement, the terms of the Agreement shall continue in full force and effect and shall not be deemed to have otherwise been amended, modified, revised or altered.

[Signature pages follow.]

IN WITNESS WHEREOF, the Parties have duly executed this Agreement as of the date first written above.

BEHRINGER HARVARD REIT I, INC.

By:		/s/ Gerald J. Reihsen, III
Gerald J. Reihsen, III
Executive Vice President –
Corporate Development & Legal

BEHRINGER HARVARD OPERATING
PARTNERSHIP I LP

By:		BHR, Inc.,
its general partner

	By:	/s/ Gerald J. Reihsen, III
Gerald J. Reihsen, III
Executive Vice President –
Corporate Development & Legal

BEHRINGER ADVISORS, LLC

By:		/s/ Gerald J. Reihsen, III
Gerald J. Reihsen, III
Executive Vice President –
Corporate Development & Legal

HPT MANAGEMENT SERVICES LP

By:		/s/ Gerald J. Reihsen, III
Gerald J. Reihsen, III
Executive Vice President –
Corporate Development & Legal

BEHRINGER HARVARD TIC MANAGEMENT SERVICES LP

By:	Behringer Harvard TIC MS GP, Inc.,
its general partner

	By:	/s/ Gerald J. Reihsen, III
Gerald J. Reihsen, III
Executive Vice President –
Corporate Development & Legal

EXHIBIT A

Wholly Owned TIC Properties

The following properties are tenant-in-common properties wholly owned directly or indirectly by Behringer Harvard REIT I, Inc.:

PROPERTY	LOCATION
250 W. Pratt	Baltimore, Maryland
Travis Tower	Houston, Texas